UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2010

SPECTRUM PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 N. Green Valley Parkway, Suite 265 Henderson, Nevada	89074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 25, 2010, Spectrum Pharmaceuticals, Inc. issued a press release announcing that that it has met with the FDA regarding its supplemental New Drug Application (sNDA) for FUSILEV® (levoleucovorin) for injection for the treatment of patients with advanced metastatic colorectal cancer. In October 2009, the FDA issued a Complete Response letter regarding its sNDA for FUSILEV. The FDA requested additional data which the Company expects to submit in the third quarter of 2010. The FDA did not request any additional efficacy studies. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits:	Description of Document
99.1	Press Release dated January 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2010

SPECTRUM PHARMACEUTICALS, INC.

By: /S/ Shyam Kumaria
Name: Shyam Kumaria
Title: V.P., Finance

EXHIBIT INDEX

Exhibits:	Description of Document
99.1	Press Release dated January 25, 2010.

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